SECURITIES PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of June 26, 2002, made by MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation ("MTS") and LIFESERV TECHNOLOGIES, INC., a Florida corporation ("Lifeserv," and with MTS, collectively, the "Pledgor"), each with its chief executive office located at 12920 Automobile Boulevard, Clearwater, Florida, is in favor of EUREKA I, L.P., as Collateral Agent under the Purchase Agreement hereinafter mentioned (in such capacity together with its successors and assigns in such capacity, the "Collateral Agent").

     PRELIMINARY STATEMENTS:

          (1) Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement (as defined below) shall be used herein as therein defined.

          (2) This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Purchase Agreement"), between the Pledgor, Eureka I, L.P., as Investor (in such capacity, the "Investor" and the Collateral Agent providing, among other things, for the purchase by Investor of Notes from MTS.

          (3) It is a condition precedent to the purchase of the Notes under the Purchase Agreement that the Pledgor shall have executed and delivered to the Collateral Agent this Agreement.

          (4) The Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph.

          (5) The Pledgor presently owns all of the issued and outstanding shares of capital stock as more fully described in Schedule I attached hereto and made a part hereof and issued by the corporations named therein (each such corporation being referred to in said Schedule I as an "Issuer") and may in the future acquire additional shares of said capital stock (all of such now owned or hereafter acquired shares of capital stock being collectively referred to herein as the "Pledged Shares");

     NOW,  THEREFORE,   for  good  and  valuable  consideration,   the  receipt,
sufficiency and adequacy of which are hereby acknowledged, the Pledgor hereby agrees as follows:

          1. Pledge. The Pledgor hereby pledges to the Collateral Agent, for its benefit and for the benefit of the Noteholders, and grants to the Collateral Agent, for its benefit and for the benefit of the Noteholders, a security interest in, the following (the "Pledged Collateral"):

               (a) the Pledged Shares now owned by the Pledgor and the certificates, if any, representing such Pledged Shares, and all dividends, cash, securities, instruments, rights and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

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                                       2

               (b) all additional shares of said stock acquired by the Pledgor in any manner, and the certificates, if any, representing such additional shares (any such additional shares shall constitute part of the Pledged Shares under and as defined in this Agreement), and all dividends, cash, instruments, subscription warrants, securities and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

               (c) all other property hereafter delivered to the Collateral Agent in substitution for, as proceeds of, or in addition to any of the foregoing, all certificates, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

     2. Security for Liabilities. The Pledged Collateral secures the payment of all of the Liabilities to the Collateral Agent and/or the Noteholders, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now existing under this Agreement. The term "Liability" or "Liabilities" shall mean the indebtedness and liabilities of each Pledgor to the Collateral Agent and/or the Noteholders under this Agreement, the Notes, the Purchase Agreement, the Guaranty and the Security Documents (as defined in the Purchase Agreement), including but not limited to all obligations to perform acts or refrain from taking any action and any obligations of the Pledgor owing to the Collateral Agent and/or the Noteholders.

     3. Delivery of Pledged Shares. All certificates, instruments or documents, if any, representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. In the event any or all of the Pledged Shares are evidenced by a book entry, Pledgor shall execute and deliver or cause to be executed and delivered to the Collateral Agent such control agreements, documents, and agreements as are required by the Collateral Agent to create and perfect a security interest in such uncertificated Pledged Shares. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     4. Intercreditor Agreement. The priority of the security interests granted hereby, the exercise by the Collateral Agent of any of its rights or remedies hereunder, and the covenants of the Pledgor contained herein (in each case whether or not so expressed) are subject in all respects to the Intercreditor Agreement (as such term is defined in the Purchase Agreement). Any reference to delivery of property or property delivered, or property in the possession of, or to property pledged or to be pledged to, the Collateral Agent will be deemed to refer to, or to be satisfied by, property delivered to or in the possession of or pledged to the "Senior Lender" under the Intercreditor Agreement. The security interests created in favor the Collateral Agent hereunder are subordinate and junior to security interests created in favor of the Senior Lender (as such term is defined in the Intercreditor Agreement).

     5. Representations and Warranties. The Pledgor represents and warrants as follows:

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                                       3

          (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) The Pledgor is, or at the time of any future delivery, pledge, assignment or transfer will be, the legal and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, pledge, warrant, option, purchase agreement, shareholders' agreement, restriction, redemption agreement or other charge, encumbrance or restriction of any nature on the Pledged Collateral, except Permitted Liens and such as are created pursuant to this Agreement and as contemplated by the Intercreditor Agreement, with full right to deliver, pledge, assign and transfer the Pledged Collateral to the Collateral Agent as Pledged Collateral hereunder.

          (c) The pledge and delivery of the Pledged Collateral pursuant to this Agreement creates a valid, perfected security interest in the Pledged Collateral, securing the payment of the Liabilities.

          (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of such shares by laws affecting the offering and sale of securities generally).

          (e) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

          (f) None of the Pledged Shares has been issued in violation of any federal, state or other law, regulation or rule pertaining to the issuance of securities, or in violation of any rights, pre-emptive or otherwise, of any present or past stockholder of any Issuer described in Schedule I attached hereto and made a part hereof.

     6. Further Assistance. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or cause to be executed and delivered, all certificates, if any, representing the Pledged Shares, stock powers, proxies, assignments, instruments and documents; will take all steps necessary to properly register the transfer of the security interest hereunder on the books of the Issuer of any uncertificated securities included in the Pledged Shares; and will take all further action that may be necessary or desirable, or that the Collateral Agent may request in its sole discretion, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

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                                       4

     7. Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default (as hereinafter defined) is continuing:

               (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise nor shall it refrain from exercising any such right if such action could have a material adverse effect on the value of the Pledged Collateral or any part thereof.

               (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, provided however, that any and all dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral (other than in connection with the complete liquidation of any Issuer) shall be Pledged Collateral,and shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (iii) The Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies and other instruments as the Collateral Agent may (reasonably) request for the purpose of enabling the Collateral Agent to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined):

               (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and

               (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this
          Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     8. Transfers and Other Liens; Additional Shares. The Pledgor agrees that it will not (i) sell, assign, transfer, convey, exchange, pledge or otherwise

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                                       5

dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, or (ii) create or permit to exist any lien, security interest, pledge, proxy, purchase arrangement, restriction, redemption agreements, shareholders' agreement or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the Permitted Liens and the lien created by this Agreement.

     9. Application of Proceeds of Sale or Cash Held as Collateral. Subject to the terms of the Intercreditor Agreement, the proceeds of sale of Pledged Collateral sold pursuant to this Agreement and/or the cash held as Pledged Collateral hereunder shall (unless delivered to the applicable Pledgor, in which case the terms of the Security Agreement (as such term is defined in the Purchase Agreement) shall apply) be (a) retained by the Collateral Agent as cash collateral for the Liabilities, or (b) at the election of the Collateral Agent, applied by the Collateral Agent as follows:

     First: to payment of the costs and expenses of such sale, including the out-of-pocket expenses of the Collateral Agent and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Collateral Agent for the account of the Pledgor hereunder, and the payment of all costs and expenses incurred by the Collateral Agent in connection with the enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Collateral Agent;

     Second: to the payment of interest accrued and unpaid, if any, on any of the Liabilities to and including the date of such application and then to the payment or prepayment of principal of any of the Liabilities and then to the payment of the balance of the Liabilities in such order as the Collateral Agent may determine in its sole discretion; and Third: the balance, if any, of such proceeds shall be paid to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct.

     10. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's reasonable discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof, as and when the Collateral Agent is permitted to do so in accordance with the terms of this Agreement, and to give full discharge for the same.

     11. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 17.

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                                       6

     12. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral; provided, however, that upon the Pledgor's instruction, the Collateral Agent shall use reasonable efforts to take such action as the Pledgor directs the Collateral Agent to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Collateral, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to the Pledged Collateral against prior parties, or to do any act with respect to preservation of the Pledged Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

     13. Subsequent Changes Affecting Collateral. The Pledgor represents to the Collateral Agent that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Collateral Agent shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     14. Events of Default; Remedies upon an Event of Default.

          (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" by Pledgor under this Agreement:

               (i) there occurs an Event of Default under and as defined in the Purchase Agreement (after giving effect to any applicable cure or grace periods as set forth in the Purchase Agreement);

               (ii) the Pledgor fails to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, or any representation or warranty made by the Pledgor in this Agreement shall be untrue or misleading in any material respect as of the date with respect to which such representation or warranty was made (after giving effect to any applicable cure or grace periods as set forth in the Purchase Agreement);

               (iii) a notice of lien, levy or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, except for Permitted Liens; and

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                                       7

               (iv) all or a substantial part of the Pledged Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

          (b) If any Event of Default shall be continuing, the Collateral Agent shall have, subject to the terms of the Intercreditor Agreement, in addition to all other rights given by law or by this Agreement, the
     Purchase  Agreement  or  otherwise,  all of the  rights and  remedies  with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code ("Code") as adopted in the Commonwealth of Pennsylvania at that time and the Collateral Agent may, without notice and at its option, transfer or register the Pledged Collateral or any part thereof on the books of the Issuer thereof into the name of the Collateral Agent or the Collateral Agent's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent, at the direction of the Required Noteholders, may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever, except for claims, encumbrances or rights that may arise without the knowledge or consent of the Pledgor. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of notice shall deemed to be a reasonable authenticated notice of disposition if it is mailed to the Pledgor as provided in Section 20 below, at least five (5) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent may disclaim any warranties that might arise in connection with the sale or other disposition of the Pledged Collateral and the Collateral Agent has no obligation to provide any warranties at such time. The Collateral Agent may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and expenses actually incurred) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of Pledged Collateral. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by the Collateral Agent in its judgment, to be responsible parties who might be interested in purchasing the Pledged Collateral, and if the Collateral Agent solicits such offers from not fewer than three (3) such investors, then the acceptance by the Collateral Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.


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                                       8

          In addition, during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Collateral Agent as provided in Section 7.

     15. Authority of Collateral Agent. The Collateral Agent shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Collateral Agent by the terms hereof, together with such powers as are incidental thereto. The Collateral Agent may execute any of its duties hereunder by or through the agents or employees. Neither the Collateral Agent, nor any Noteholder, nor any director, officer, agent or employee of the Collateral Agent, or the Noteholders shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to indemnify and hold harmless the Collateral Agent, the Noteholders and/or any such director, officer, agent or employee from and against any and all liability incurred by any of them, hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.

     16. Termination. This Agreement shall terminate when all the Liabilities have been fully paid and performed, at which time the Collateral Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Collateral Agent or the Noteholders and at the expense of the Pledgor.

     17. Expenses. The Pledgor agrees to reimburse the Collateral Agent and the Noteholders, on demand for any and all reasonable expenses, including the reasonable fees and expenses actually incurred of its counsel and of any experts and agents, which the Collateral Agent or the Noteholders may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the registration of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Noteholders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     18. Security Interest Absolute. All rights of the Collateral Agent and/or the Noteholders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Purchase Agreement or an other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement;

          (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.

     19. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless, at the direction of the Required Noteholders, the same shall be in writing and signed by the Collateral Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     20. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or in the case of notice by Federal Express or other reputable overnight courier service, one (1) Business Day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

          If to the Pledgor:              1290 Automobile Boulevard
                                          Clearwater, FL 33762
                                          Attention:  Todd Siegel, President
                                          Facsimile Number:  (727) 540-0547

          With a copy to:                 Kilpatrick Stockton LLP
                                          301 South College Street, Suite 3500
                                          Charlotte, NC 28202
                                          Attention: Francis C. Pray, Esq.
                                          Facsimile Number: (704) 371-8306

          If to the Collateral Agent:     Eureka, I, L.P.
                                          770 Township Line, Suite 150
                                          Yardley, Pennsylvania 19067
                                          Attention: Christine C. Jones
                                          Facsimile: 215-564-5402

          With a copy to:                 Drinker Biddle & Reath LLP
                                          One Logan Square
                                          18th & Cherry Streets
                                          Philadelphia, PA 19103
                                          Attention:  Michael B. Jordan, Esquire
                                          Facsimile:  215-988-2757
     or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

     21. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Liabilities; (ii) be binding upon the Pledgor, its successors and assigns; and (iii) inure to the benefit of the Collateral Agent, the Noteholders and their successors, transferees and assigns.

     22. Waivers. The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Purchase Agreement or as required by applicable law.

     23. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflict of laws provisions) and decisions of the Commonwealth of Pennsylvania. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Pennsylvania Uniform Commercial Code are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     24. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate.

     25. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                                       -S-1-

     IN WITNESS WHEREOF, the Pledgor, the Collateral Agent and the Noteholders have each caused this Agreement to be duly executed and delivered by its officer, if any, thereunto duly authorized as of the date first above written.


                                  MEDICAL TECHNOLOGY SYSTEMS, INC.

                                  By:_________________________________
                                     Name:
                                     Title:

                                  LIFESERV TECHNOLOGIES, INC.

                                  By:_________________________________
                                     Name:
                                     Title:


                                  EUREKA I, L.P., as the Collateral Agent

                                  By: EUREKA MANAGEMENT, L.P.,
                                      its sole general partner

                                  By: BERWIND CAPITAL PARTNERS,  LLC,
                                      its sole general partner

                                  By: __________________________
                                      Christine C. Jones
                                      President

                                   SCHEDULE I


                          Description of Pledged Shares


     OWNER                   ISSUER                       NUMBER OF SHARES
______________________________________________________________________________